AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is dated as of April 27, 2007, and is entered into by and between Ikona Gear International, Inc., a Nevada corporation ("Ikona-Nevada") and Ikona Gear International Inc., a Delaware corporation ("Ikona-Delaware").  Ikona-Nevada and Ikona-Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations".

RECITALS

A.

Ikona-Nevada desires to merge with and into Ikona-Delaware and Ikona-Delaware desires to merge with Ikona-Nevada, all upon the terms and subject to the conditions of this Merger Agreement.

B.

Ikona-Nevada was incorporated on September 20, 2000 and is a corporation duly organized and existing under the laws of the State of Nevada.  Its authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.00001 per share (the "Ikona-Nevada Common Stock") of which 28,349,292 shares were issued and outstanding on April 27, 2007.

C.

Ikona-Delaware was incorporated on April 20, 2007 and is a corporation duly organized and existing under the laws of the State of Delaware.  Its authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Ikona-Delaware Preferred Stock), and 100,000,000 shares of Common Stock, par value $0.00001 per share (the "Ikona-Delaware Common Stock"), of which no shares of Ikona-Delaware Preferred Stock and 100 shares of Ikona-Delaware Common Stock were issued and outstanding on April 27, 2007.  All outstanding shares of Ikona-Delaware Common Stock shares are held by and in the name of Ikona-Nevada.

D.

The Board of Directors of Ikona-Nevada has determined that, for the purpose of effecting the reincorporation of Ikona-Nevada in the State of Delaware, it is advisable and in the bests interests of Ikona-Nevada and its shareholders that Ikona-Nevada merge with and into Ikona-Delaware upon the terms and conditions herein provided.

E.

The Board of Directors of Ikona-Nevada has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby and has recommended to the existing shareholders of Ikona-Nevada (individually, a "Shareholder", and collectively, the "Shareholders") to approve this Merger Agreement and the transactions contemplated hereby.  The Shareholders of Ikona-Nevada approved the Merger Agreement at the annual meeting of Shareholders held on April 16, 2007.

F.

The Board of Directors of Ikona-Delaware has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby.

G.

It is intended, for federal tax purposes, that the merger accomplished by the Merger Agreement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

MERGER

Section 1.1.

The Merger.  In accordance with the provisions of this Merger Agreement, the Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (the "DGCL"), Ikona-Nevada shall be merged with and into Ikona-Delaware (the "Merger"), the separate existence of Ikona-Nevada shall cease and Ikona-Delaware shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.  The name of the Surviving Corporation shall be "Ikona Gear International, Incorporated."

Section 1.2.

Filing and Effectiveness.  The Merger shall become effective (the "Effective Date") when the following actions have been completed:

(a)

This Merger Agreement and the Merger shall have been adopted and approved by the directors of Ikona-Nevada and Ikona-Delaware in accordance with the requirements of the NRS and the DGCL, respectively;

(b)

An executed Certificate of Ownership or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

(c)

An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada.

Section 1.3.

Effect of the Merger.  Upon the Effective Date, the separate existence of Ikona-Nevada shall cease and Ikona-Delaware, as the Surviving Corporation: (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) shall be subject to all actions previously taken by its and Ikona-Nevada's Boards of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Ikona-Nevada in the manner more fully set forth in Section 259 of the DGCL; (iv) shall continue to be subject to all of the debts, liabilities and obligations of Ikona-Delaware as constituted immediately prior to the Effective Date; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Ikona-Nevada in the same manner as if Ikona-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NRS.

ARTICLE II

CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

Section 2.1.

Certificate of Incorporation and Bylaws.  The Certificate of Incorporation of Ikona-Delaware, in the form attached hereto as Exhibit A (the "Certificate"), and the Bylaws of Ikona-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation and Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

Section 2.2.

Directors and Officers.  The directors and officers of Ikona-Nevada immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until as otherwise provided by law, or by the Certificate and Bylaws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF STOCK

Section 3.1.

Ikona-Nevada Capital Stock.  Upon the Effective Date, each share of Ikona-Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted automatically into one (1) fully paid and nonassessable, issued and outstanding share of Common Stock, par value $0.00001 per share, of the Surviving Corporation with the identical rights, privileges, powers, qualifications, limitations, restrictions, duties, and obligations that existed prior to the Merger, as more fully described in the Certificate.

Section 3.2.

Ikona-Nevada Options and Stock Purchase Rights.  Upon the Effective Date, the Surviving Corporation shall assume and continue the stock options and all other employee benefit plans of Ikona-Nevada and all of such options and plans shall become the lawful obligations of the Surviving Corporation and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.  Each outstanding and unexercised option or other right to purchase Ikona-Nevada Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock, as the case may be, on the basis of one share of the Surviving Corporation's Common Stock for each share of Ikona-Nevada Common Stock, issuable pursuant to any such stock option or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Ikona-Nevada stock option or stock purchase right.

Section 3.3

Ikona-Delaware Common Stock.  Upon the Effective Date, each share of Ikona-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Ikona-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

Section 3.4.

Exchange of Certificates.  After the Effective Date, each holder of an outstanding certificate representing shares of Ikona-Nevada Common Stock may, at such stockholder's option, surrender the same for cancellation to the Surviving Corporation or its transfer agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided.  Unless and until so surrendered, each outstanding certificate theretofore representing shares of Ikona-Nevada Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stockinto which such shares were converted in the Merger.

The registered owner on the books and records of Ikona-Nevada of any shares of capital stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Ikona-Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

If any certificate for shares of capital stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Surviving Corporation or its transfer agent any transfer or other taxes payable by reason of issuance of such new certificates in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

ARTICLE IV

GENERAL

Section 4.1.

Further Assurances.  From time to time, as and when required by Ikona-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Ikona-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Ikona-Nevada and Ikona-Delaware such further and other actions, as shall be appropriate or necessary in order to vest or perfect in the Surviving Corporation title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Ikona-Nevada, and otherwise to carry out the purposes and intent of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Ikona-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

Section 4.3.

Abandonment.  At any time before the Effective Date, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the

Board of Directors of either Ikona-Nevada or of Ikona-Delaware, or of both, notwithstanding approval of this Merger Agreement by the shareholders of Ikona-Nevada, by the sole stockholder of Ikona-Delaware, or by both.

Section 4.4.

Amendment.  The Board of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and Nevada, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of the Surviving Corporation from the form attached hereto as Exhibit A; and (c) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

Section 4.5.

Governing Law.  Except as required by Nevada law, this Merger Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law.

Section 4.6.

Counterparts.  This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Merger Agreement having first been approved by the resolutions of the Board of Directors of Ikona Gear International Inc., a Delaware corporation, and Ikona Gear International, Inc., a Nevada corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

Ikona Gear International, Inc.

a Delaware corporation

By

/s/ Laith Nosh

Name:  Laith Nosh

Title

President

ATTEST:

By

/s/ Silvia Minka
Name

Silvia Minka
Title

Controller

Ikona Gear International, Inc.,

A Nevada corporation

By

/s/ Laith Nosh
Name  Laith Nosh
Title

President

ATTEST:

By

/s/ Silvia Minka
Name

Silvia Minka
Title

Controller

EXHIBIT A

CERTIFICATE OF INCORPORATION

OF

IKONA GEAR INTERNATIONAL, INC.

ARTICLE I

NAME

The name of the Corporation is Ikona Gear International, Inc.

ARTICLE II

TERM OF EXISTENCE

The Corporation shall exist in perpetuity, from and after the date of filing this Certificate of Incorporation with the Secretary of State of the State of Delaware, unless sooner dissolved or disincorporated according to law.

ARTICLE III

OBJECT, PURPOSES AND POWERS

Section 1.  General Objects and Purposes.  To engage in any lawful activity as may from time to time be authorized by the Corporation's Board of Directors, which is not prohibited by law or by these Articles of Incorporation.  To undertake such other activities as the Board of Directors may deem reasonable or necessary in the furtherance of the general or specific purposes and powers of the Corporation.

Section 2.  General Powers.  Further, the Corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon Corporations organized under the laws of the State of Delaware and in addition may do everything necessary, suitable, proper for, or incident to, the accomplishment of any of these corporate purposes.

ARTICLE IV

CAPITAL STOCK

Section 1.  The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock having a par value of $.00001 each, and twenty-five million (25,000,000) shares of preferred stock having a par value of $.00001 each.  All or any part of the capital stock may be issued by the Corporation from time to time and for such consideration and on such terms as may be determined and fixed by the Board of Directors, without action of the stockholders, as provided by law, unless the Board of Directors deems it advisable to obtain the advice of the stockholders.  Said stock may be issued for money, property, services or other lawful considerations, and when issued shall be issued as fully paid and non-assessable.  The private property of stock holders shall not be liable for Corporation debts.

Section 2.  The preferences and relative participating optional or other special rights and qualifications, limitations or restrictions of the common stock of the Corporation are as follows:

(a)

Dividends.  Dividends may be paid upon the common stock, as and when declared by the Board of Directors, out of funds of the Corporation legally available therefor.

(b)

Payment on Liquidation.  Upon any liquidation, dissolution and termination of the Corporation, and after payment or setting aside of any amount sufficient to provide for payment in full of all debts and liabilities of, and other claims against the Corporation, the assets shall be distributed pro rata to the holders of the common stock.

(c)

Voting Rights.  At any meeting of the stockholders of the Corporation each holder of Common Stock shall be entitled to one vote for each share outstanding in the name of such holder on the books of the Corporation on the date fixed for determination of voting rights.

(d)

Majority Vote.  The stockholders, by vote or concurrence of a majority of the outstanding shares of the Corporation entitled to vote on the subject matter, may take any action which would otherwise require a two-thirds (2/3) vote under the General Corporation Law of the State of Delaware.

(e)

Cumulative Voting.  Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(f)

Preemptive Rights.  Unless otherwise determined by the Board of Directors, no stockholder of the Corporation shall have preemptive rights to subscribe for any additional shares of stock, or for other securities of any class, or for rights, warrants or options to purchase stock for the scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

(g)

Restrictions on Sale or Disposition.  All lawful restrictions on the sale or other disposition of shares may be placed upon all or a portion or portions of the certificates evidencing the Corporation's shares.

Section 3.  The preferred stock of the Corporation shall be issued in one or more series as may be determined from time to time by the Board of Directors.  In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof.  All shares of any one series shall be alike in every particular.  All series shall be alike except that there may be variation as to the following:  (1) the rate of distribution, (2) the price at and the terms and conditions on which shares shall be redeemed, (3) the amount payable upon shares for distributions of any kind, (4) sinking fund provisions for the redemption of shares, and (5) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion, and (6) voting rights except as limited by law.

ARTICLE V

REGISTERED OFFICE AND AGENT

The address of the initial registered office of the Corporation in the State of Delaware is 1220 North Market Street, Suite # 808, Wilmington, Delaware 19801, County of New Castle.  The name of the initial registered agent at such address is American Incorporators, Ltd.

ARTICLE VI

DIRECTORS

Section 1.  The business and affairs of this Corporation and the management thereof shall be vested in a Board of Directors consisting of at least one (1) member. Directors need not be stockholders of the Corporation. The names and addresses of the initial directors are:

Laith I. Nosh

1650 Brigantine Drive # 100

Coquitlam, British Columbia

Canada  V3K 7B5

Joe Vosburgh

1650 Brigantine Drive # 100

Coquitlam, British Columbia

Canada  V3K 7B5

J. Brendan Burns

1650 Brigantine Drive # 100

Coquitlam, British Columbia

Canada  V3K 7B5

Section 2.  The number of directors may be increased or decreased from time to time, within the limits stated above, by action of the majority of the whole Board of Directors or, as otherwise provided in the By-Laws of the Corporation.

Section 3.  The election of directors need not be by written ballot.

Section 4.  The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

ARTICLE VII

INDEMNIFICATION AND LIABILITY OF DIRECTORS

Section 1.  The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity.  Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law.  No amendment or repeal of this Section 1 of Article VII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

Section 2.  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director.  Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit.  No amendment to or repeal of this Section 2 of Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Section 3.  In furtherance and not in limitation of the powers conferred by statute:

(a)

the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

(b)

the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

ARTICLE VIII

INCORPORATORS

The name and address of the incorporator is:

Clifford L. Neuman, Esq.

Temple-Bowron House

1507 Pine Street

Boulder, Colorado  80302

The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation.

IN WITNESS WHEREOF, I, the undersigned, being the Incorporator hereinabove named, hereby acknowledge that the foregoing Certificate of Incorporation is my act and deed, and do hereby further certify that the facts hereinabove stated are truly set forth, and accordingly I have hereunto set my hand this 20th day of April, 2007.

/s/ Clifford L. Neuman

Clifford L. Neuman

STATE OF COLORADO

)

) ss.

COUNTY OF BOULDER

)

I, Melissa A. Perry, a Notary Public, hereby certify that on the 20th day of April, 2007, personally appeared before me Clifford L. Neuman, Incorporator, who, being by me first duly sworn, severally declared that he was the person who signed the foregoing document and that the statements therein contained are true.

My commission expires:    03-17-2009

/s/  Melissa A. Perry

Notary Public

[SEAL]